SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D. C.  20549





                               FORM 8-K


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  January 26, 1995


                        CLARK EQUIPMENT COMPANY
        (Exact name of registrant as specified in its charter)



     Delaware                 1-5646                   38-0425350
(State or other juris-     (Commission                (IRS Employer
diction of incorporation)   File Number)       Identification Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                    46634
executive offices)                                     (Zip Code)



Registrant's telephone number                        (219) 239-0100
including area code













                                           Total Number of Pages: 10
                                           Exhibit Index at Page:  3
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ITEM 5.   OTHER EVENTS


On January 26, 1995, Registrant issued two press releases. In the first press release, Registrant announced its fourth quarter and full year 1994 results. In the second press release, the Registrant announced that it intends to sell its shares of VME Group N.V. in an initial public offering. Copies of these press releases are attached as Exhibit (99)(a) and Exhibit (99)(b) respectively and incorporated in this Item by reference. The press releases contain certain forward-looking statements about Registrant as defined in paragraph
(c) of Rule 3B-6, "Liability for Certain Statements by Issuers" issued pursuant to the Securities Exchange Act of 1934. The forward-looking statements of Registrant published in the press releases are reaffirmed hereby.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit (99)(a) - Registrant's press release regarding its fourth quarter and full year 1994 results issued January 26, 1995.

Exhibit (99)(b) - Registrant's press release regarding the Company's intent to sell its shares of VME Group N.V. in an initial public offering issued January 26, 1995.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLARK EQUIPMENT COMPANY

                              /s/ John J. Moran, Jr.

                              John J. Moran, Jr.
                              Assistant Secretary



Date:  January 26, 1995













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                         EXHIBIT LIST AND INDEX



                                             Filed Herewith Unless
Exhibit        Description                   Otherwise Indicated

(27)           Financial Data Schedules           Page 4

(99)(a)        Registrant's Press Release         Page 5
               regarding its fourth quarter
               and full year 1994 results
               dated January 26, 1995.


(99)(b)        Registrant's Press Release         Page 9
               regarding its plan to sell
               its shares of VME Group N.V.
               in an initial public offering
               dated January 26, 1995.



































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